Exhibit 10.32

AMENDMENT NUMBER ONE
TO LOAN, GUARANTY AND SECURITY AGREEMENT

This AMENDMENT NUMBER ONE TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Agreement”), dated as of February 16, 2016 is entered into by and among GUESS?, INC., a Delaware corporation ("Parent"), GUESS? RETAIL, INC., a Delaware corporation (“Retail”), GUESS.COM, INC., a Delaware corporation (“Com”; and together with Parent, and Retail, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), GUESS? CANADA CORPORATION, a company amalgamated under the laws of the province of Nova Scotia, Canada (“Canadian Borrower”; and together with U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), Parent and certain Subsidiaries of Parent party to this Agreement as guarantor (each, a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., as agent for the lenders identified below (in such capacity, the “Agent”), and each of the lenders set forth on the signature pages hereof (the “Lenders”). Capitalized terms not otherwise defined herein are defined in the Loan Agreement (as defined below).

RECITALS

A.    Borrowers, Guarantors, Agent, and Lenders are parties to that certain Loan, Guaranty and Security Agreement, dated as of June 23, 2015 (as amended, restated, amended and restated, supplemented, extended or otherwise modified in writing from time to time, the “Loan Agreement”).

B.    Borrowers have requested and Agent and Lenders agreed to amend the Loan Agreement as follows:

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.    AMENDMENTS TO THE LOAN AGREEMENT.

A.Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions of “Encumbered Real Estate”, “First Amendment Effectiveness Date”, “Permitted Real Estate Debt” and “Permitted Real Estate Debt Documents” thereto in alphabetical order:

Encumbered Real Estate: that certain Real Estate owned by Parent located at 10610 Freeport Drive, Louisville, KY 40258-1883, and certain other related real estate assets and fixtures, including, without limitation, easements and certain other personal property usable in connection with the operation and occupancy of such Real Estate (but excluding any such personal property that are specific to Parent’s business as opposed to such Real Estate, including, without limitation, Accounts and Inventory), leases, rents, insurance proceeds, condemnation proceeds, real property tax refunds, agreements, intangibles usable in connection with the operation of such Real Estate (but excluding any such personal property that are specific to Parent’s business as opposed to such Real Estate), reserves and escrows, Parents’ rights under Hedging Agreements entered into in connection with the Permitted Real Estate Debt, and proceeds of any of the foregoing.

First Amendment Effectiveness Date: February 16, 2016.

Permitted Real Estate Debt: the Debt incurred by Parent on or about the First Amendment Effectiveness Date pursuant to the Permitted Real Estate Debt Documents which include (i) (x) a term loan that does not exceed the aggregate amount of $28,700,000 and (y) Debt under the Hedging Agreements entered into in connection with the Permitted Real Estate Debt and (ii) obligations thereunder are secured by a Lien in the Encumbered Real Estate granted to Bank of the West (including its successors and assigns) by Parent, including any renewals, extensions or refinancings thereof, as long as each Refinancing Condition is satisfied.

Permitted Real Estate Debt Documents: that certain Loan Agreement dated as of February 16, 2016 between Parent and Bank of the West together with all notes, mortgages, deeds of trust, security agreements, Hedging Agreements and other documents executed by Parent or its Subsidiaries in connection therewith, in each case, as amended, replaced, supplemented, extended, refinanced, replaced or otherwise modified from time to time.

B.The definition of “Excluded Assets” in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting “and” in front of clause (m) thereof, and (ii) inserting the following new clause (n) after clause (m) thereof: “; and (n) all payments or other rights of Parent under the Hedging Agreements as described in the definition of ‘Permitted Real Estate Debt’ and the Encumbered Real Estate.”

C.The definition of “Excluded Deposit Accounts” in Section 1.1 of the Loan Agreement is hereby amended by (i) replacing “or” in front of clause (a)(iv) thereof with a comma, and (ii) inserting the following new clause (a)(v) after clause (a)(iv) thereof: “, (v)(x) any Deposit Account exclusively holding proceeds of Encumbered Real Estate or (y) any Deposit Account exclusively holding any cash collateral for the Permitted Real Estate Debt or any other amount required by the Permitted Real Estate Debt Documents, with respect to this clause (y), not to exceed $1,000,000 or such higher amount as is acceptable to Agent”.

D.Section 10.1.2(e) of the Loan Agreement is hereby amended by replacing “for the next Fiscal Year” appearing therein with “for the then current fiscal year”.

E.Section 10.2.1(n) of the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

(n)     the Permitted Real Estate Debt;

F.Section 10.2.2(r) of the Loan Agreement is hereby amended and restated by deleting it in its entirety and replacing it with the following:

(r)     Liens on the Encumbered Real Estate granted to Bank of the West (including its successors and assigns) pursuant to the Permitted Real Estate Debt Documents to secure Parent’s obligations under the Permitted Real Estate Debt;

II.    CONDITIONS TO EFFECTIVENESS. The effectiveness of this Agreement is subject to delivery to Agent of a fully executed copy of this Agreement signed Borrowers, Guarantors and Lenders.

III.    MISCELLANEOUS.

A.Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent or the Lenders shall affect the representations and warranties or the right of the Lenders or Agent to rely thereon.

B.Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

C.Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower and each Guarantor ratifies and confirms its agreements and covenants contained therein. Each Borrower and each Guarantor hereby confirms that to the best of its knowledge no Event of Default or Default exists.

D.Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

F.Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

G.NO ORAL AGREEMENTS. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL

AGREEMENT BETWEEN LENDERS, AGENT, BORROWERS AND GUARANTORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AGENT, LENDERS, BORROWERS AND GUARANTORS.

H.GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS); PROVIDED, HOWEVER, (I) THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN CALIFORNIA SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT AND (II) TO THE EXTENT NECESSARY FOR THE ENFORCEMENT OF THE OBLIGATIONS OF THE GUARANTORS HEREUNDER, THE LAWS OF ENGLAND SHALL GOVERN WITH RESPECT TO THE UK GUARANTEED OBLIGATIONS.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its authorized officers as of the day and year first above written.

OBLIGORS:

GUESS?, INC.,
a Delaware corporation,
as a U.S. Borrower and Guarantor

By:	/s/ Sandeep Reddy
Name:	Sandeep Reddy
Title:	Chief Financial Officer

GUESS? RETAIL, INC.,
a Delaware corporation,
as a U.S. Borrower and Guarantor

By:	/s/ Sandeep Reddy
Name:	Sandeep Reddy
Title:	Chief Financial Officer

GUESS.COM, INC.,
a Delaware corporation,
as a U.S. Borrower and Guarantor

By:	/s/ Sandeep Reddy
Name:	Sandeep Reddy
Title:	Chief Financial Officer

GUESS? CANADA CORPORATION, a
company amalgamated under the laws of the
province of Nova Scotia, Canada, as Canadian
Borrower

By:	/s/ Sandeep Reddy
Name:	Sandeep Reddy
Title:	Chief Financial Officer

GUESS? VALUE LLC,
a Virginia limited liability company,
as Guarantor

By:	/s/ Sandeep Reddy
Name:	Sandeep Reddy
Title:	Chief Financial Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and a U.S. Lender

By:	/s/ Stephen J. King
Name:	Stephen J. King
Title:	Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada branch),
as a Canadian Lender

By:	/s/ Stephen J. King
Name:	Stephen J. King
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender

By:	/s/ Jordan Azar
Name:	Jordan Azar
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH,
as a Canadian Lender

By:	/s/ Auggie Marchetti
Name:	Auggie Marchetti
Title:	Authorized Officer

BANK OF THE WEST,
as a U.S. Lender

By:	/s/ Shikha Rehman
Name:	Shikha Rehman
Title:	Director

BANK OF THE WEST,
as a Canadian Lender

By:	/s/ Shikha Rehman
Name:	Shikha Rehman
Title:	Director

HSBC BANK USA, NATIONAL,
ASSOCIATION,
as a U.S. Lender

By:	/s/ Kathryn Benjamin
Name:	Kathryn Benjamin
Title:	Vice President

HSBC BANK USA, NATIONAL,
ASSOCIATION,
as a Canadian Lender

By:	/s/ Kathryn Benjamin
Name:	Kathryn Benjamin
Title:	Vice President